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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 18, 1999 (April 26, 1999)



                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                       OHIO                             0-13507                     34-1395608
          --------------------------------        --------------------      ----------------------------
           (State or other jurisdiction            (Commission File                (IRS Employer
                 of incorporation)                      Number)                 Identification No.)



                    401 CLINTON STREET, DEFIANCE, OHIO 43512
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (419)783-8950
                                                           -------------

                                 NOT APPLICABLE
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)










                         Index to Exhibits is on Page 5.


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ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

              Not Applicable.

ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              Not applicable.

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

              Not applicable.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              Not applicable.

ITEM 5.       OTHER EVENTS.

                  On April 26, 1999, Rurban Financial Corp., an Ohio corporation located in Defiance, Ohio (the "Registrant"), held its annual meeting of shareholders. On Tuesday, April 27, 1999, two newspaper articles relating to the Registrant appeared in the Toledo Blade newspaper which contained certain forward looking statements concerning the Registrant. These newspaper articles are included with this filing as Exhibit 99.

                  Safe Harbor Statement under the Private Securities Litigation Act of 1995: The statements of the Registrant and certain statements attributed to the Registrant appearing in the Toledo Blade newspaper articles dated April 27, 1999, which are included with this filing as Exhibit 99, are "forward-looking statements" that involve various important risks, uncertainties and other factors which could cause the Registrant's actual results to differ materially from those expressed in such forward-looking statements. These important factors include, but are not limited to, trends in market valuations in the acquisition marketplace and in the stock market valuation of small capitalization banking stocks, as well as other risks previously disclosed in the company's securities filings and press releases.


ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

              Not Applicable.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a)   None required.

              (b)   None required.

              (c)   Exhibits.

                    EXHIBIT NUMBER                    DESCRIPTION
                    --------------                    -----------

                         99              Newspaper Articles dated April 27, 1999


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ITEM 8.       CHANGE IN FISCAL YEAR.

              Not Applicable.

ITEM 9.       SALES OF EQUITY SECURITIES PURSUANT TO REGULATIONS.

              Not Applicable.









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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           RURBAN FINANCIAL CORP.



Date:  May 18, 1999        By: /s/ Richard C. Warrener
                               -------------------------------------------------
                               Richard C. Warrener, Executive Vice President and Chief Financial Officer
















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                                INDEX TO EXHIBITS

       EXHIBIT NUMBER                                DESCRIPTION                                  PAGE NO.
       --------------                                -----------                                  --------
             99                       Toledo Blade newspaper articles dated April 27, 1999            *

  ----------------
  *Filed herewith









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